UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2022

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20,Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-59246103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2022, Shineco, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Weifang Jianyi Medical Devices Co., Ltd. (“WJM”), a leading Chinese medical device company based in Shandong Province, China, pursuant to which the Company and WJM shall jointly manufacture and sell nuclear medical imaging devices (the “Joint Project”), including PET, PET-CT, and PET-MRI. Under the Cooperation Agreement, the Company will provide working capital and manufacturing facilities while WJM shall contribute patented and unpatented technologies and know-how, medical device manufacturing permits, skilled engineers and project managers to produce such nuclear medical imaging devices. The term of the Cooperation Agreement shall be three (3) years commencing from January 30, 2022. In accordance with the Cooperation Agreement, WJM shall be entitled to 30% of the net income generated by the Joint Project while the Company shall be entitled to 70% of the net income thereof and bear 100% of the net losses of the Joint Project. In addition, the Company and WJM shall manage the Joint Project jointly with WJM making the budgets and the Company approving such budgets. Furthermore, the Cooperation Agreement provides that the Company shall receive any and all of the intellectual property rights to be developed as a result of the Joint Project.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a summary translation of which will be filed as an exhibit to the amendment to this current report on Form 8-K/A.

Item 7.01 Regulation FD Disclosure

On February 3, 2022, the Company issued a press release announcing the execution of the Cooperation Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit

99.1	Press Release dated February 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2022

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Title:	Chairman of the Board of Directors